UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2023

SANA BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39941	83-1381173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

188 East Blaine Street, Suite 400

Seattle, Washington 98102

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 701-7914

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SANA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On January 26, 2023, Sana Biotechnology, Inc. (the “Company”) announced that the U.S. Food and Drug Administration has cleared the Company’s Investigational New Drug (IND) application to initiate a first-in-human study of SC291, a CD19-targeted allogeneic CAR T cell therapy that was developed using the Company’s hypoimmune platform, in patients with various B-cell malignancies. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated January 26, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sana Biotechnology, Inc.

Date: January 26, 2023	By:	/s/ Bernard J. Cassidy
Bernard J. Cassidy
Executive Vice President and General Counsel

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